GENERAL LIABILITY AND COMMERCIAL UMBRELLA LIABILITY

                        QUOTA SHARE REINSURANCE AGREEMENT

                                     between

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY

                                       and

                          AMERICAN RE-INSURANCE COMPANY

                                TABLE OF CONTENTS
                                -----------------
ARTICLE                                                                   PAGE
-------                                                                   -----
  I                    APPLICATION OF AGREEMENT                              1
  II                   COVER                                                 1
  III                  LIMITS AND RETENTION                                  I
  IV                   EXCLUSIONS                                            2
  V                    UNDERLYING INSURANCE                                 13
  VI                   DEFINITIONS                                          14
  VII                  UNDERWRITING GUIDELINES                              14
  VIII                 NET LOSS                                             15
  IX                   CLAIMS                                               16
  X                    PREMIUM                                              16
  XI                   COMMISSION                                           16
  XII                  REPORTS AND REMITTANCES                              16
  XIII                 ACCESS TO RECORDS                                    17
  XIV                  TAXES                                                17
  XV                   INSOLVENCY CLAUSE                                    17
  XVI                  OFFSET AND SECURITY CLAUSE                           18
  XVII                 POLICY FORMS                                         19

  XVIII                COMMENCEMENT AND
                       TERMINATION                                          19

               GENERAL LIABILITY AND COMMERCIAL UMBRELLA LIABILITY
                -------------------------------------------------
                        QUOTA SHARE REINSURANCE AGREEMENT
                        ---------------------------------

This Agreement is made and entered into by and between PENN-AMERICA INSURANCE COMPANY and PENN-STAR INSURANCE COMPANY, both of Hatboro, Pennsylvania (hereinafter collectively referred to as the "Company") and the AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with Administrative Offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

WITNESSETH:

The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

                                    ARTICLE I

APPLICATION OF AGREEMENT

This Agreement applies to General Liability policies and Commercial Umbrella Liability policies issued by the Company and underwritten by the Company's underwriters in its Home Office.

                                   ARTICLE II

COVER

The Company shall cede to the Reinsurer and the Reinsurer shall accept from the Company a quota share participation of the "Net Loss" of the Company, as respects losses each occurrence or offense under in force, new and renewal policies effective on or after 12:01 A.M., September 1, 2001, except as excluded in Article IV, subject to the limitations set forth in Article III.

                                   ARTICLE III

LIMITS AND RETENTION

A. As respects each General Liability policy issued by the Company for amounts up to, but not exceeding $5,000,000, the Company shall cede to the Reinsurer and the Reinsurer shall accept from the Company a 100% quota share participation of the Company's Net Loss for amounts in excess of $1,000,000 resulting from each occurrence or offense.

B. As respects each Commercial Umbrella Liability policy issued by the Company for amounts up to, but not exceeding $5,000,000, the Company shall cede to the Reinsurer and the Reinsurer shall accept from the
         Company:

         I. a 90% quota share participation of the Company's Net Loss as respects the first $1,000,000 resulting from each occurrence or offense, plus

         2. a 100% quota share participation of the Company's Net Loss for amounts in excess of $1,000,000 resulting from each occurrence or offense.

C. Notwithstanding the above, Commercial Umbrella Liability policies issued for amounts in excess of $3,000,000 and Commercial Umbrella Liability policies issued for amounts in excess of $2,000,000 shall be submitted by the Company to the Reinsurer for inclusion hereunder and shall only be covered if specially accepted in writing by the Reinsurer.

D. In the event coverage underlying the policies reinsured hereunder is not maintained or collectible, the coverage provided under this Agreement shall apply only to the extent it would have applied if the coverage underlying the policies reinsured hereunder had been so maintained or collectible.

E. The Company shall retain net for its own account the following percentages of its Net Loss:

         1. As respects each General Liability policy:

                  a. 100% of the first $1,000,000 of its Net Loss and the Loss Adjustment Expenses associated therewith, from each occurrence or offense; and
                  b. 0% of its Net Loss and the Loss Adjustment Expenses associated therewith, excess of the first $1,000,000 resulting from each occurrence or offense.

         2. As respects each Commercial Umbrella Liability policy:

                  a. 10% of its Net Loss under subparagraph 1 of paragraph B and the Loss Adjustment Expenses associated therewith, under this Agreement; and
                  b. 0% of its Net Loss under subparagraph 2 of paragraph B and the Loss Adjustment Expenses associated therewith, under this Agreement.

                                   ARTICLE IV

EXCLUSIONS
A.                                   The reinsurance provided under this
                                     Agreement shall not apply to the following:

              1. Business derived from any Pool, Association (including Joint Underwriting Associations), Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments.

              2. Liability of the Company arising from its participation or membership, whether voluntary or involuntary, in any insolvency fund, including any guarantee fund, association, pool, plan or other facility which provides for the assessment of, payment by, or assumption by the Company of a part or the whole of any claim, debt, charge, fee or other obligations of an insurer, or its successors or assigns, which has been declared insolvent by any authority having jurisdiction.

              3. Liability excluded by the provisions of the following Nuclear clauses attached hereto. The word "Reassured" used therein means "Company."

              USA:              Liability - Reinsurance No. 1B

              Canada: Liability -- Reinsurance Canada Pre 1985 Liability -- Reinsurance Canada Post 1985

              4. Coverage provided by the Company to insurance or reinsurance companies, captives, brokers or risk retention groups (each hereinafter referred to as insured" for purposes of this exclusion) which provide insurance against liability of the insured for any damages resulting from alleged or actual tortious conduct by the insured in the handling of claims brought against any policyholders of the insured or in the handling of any other business matters with or on behalf of any policyholders.

              5. Coverage provided on a co-indemnity basis with another insurer, reinsurer or other entity including an insured under the Company's policy; however, this exclusion does not apply to the standard co-insurance provisions of a policy and facultative reinsurance inuring to the benefit of this Agreement.

              6. Coverage underwritten or accepted by any third party except the binding authority granted by the Company to its duly authorized agents.

              7. Entertainment business, including but not limited to, Commercial Negative Film Coverage or Cast Coverage.

              8. The Company's liability and any related expenses, beyond circumscribed policy provisions, including but not limited to, punitive, exemplary, consequential or compensatory damages, resulting from a claim of an insured or an insured's assignee against the Company, its agents or employees.

              9. All reinsurance assumed by the Company except intra-Company pooling arrangements.

              10. Effective June 1, 2002, it is understood and agreed between the Company and the Reinsurer that the Company shall utilize and attach the Company's applicable "War or Terrorism Exclusion" (as published by Insurance Services Office, Inc.- form BP 05 13 01 02 or CG 21 69 01 02 or CU 21 29 01 02) on all policy forms and endorsements covered hereunder. In the event no such "War or Terrorism Exclusion" as described above is utilized and attached to any Company policy form or endorsement, or the "War or Terrorism Exclusion" described above is not approved by the appropriate state jurisdiction, it is agreed that the Reinsurer's "Terrorist Activity Exclusion" (attached hereto as Exhibit A), shall be deemed to apply to all business otherwise reinsured hereunder.

              Any changes made to the Company's "War or Terrorism Exclusion" shall be submitted to the Reinsurer in writing, for the Reinsurer's approval in writing, 90 days prior to the implementation of such change; any purported change implemented without the Reinsurer's approval, as described above, shall be null and void.

              Notwithstanding the above, the Company's "War or Terrorism Exclusion" (as published by Insurance services Office, Inc.- form BP 05 13 01 02 or CG 21 69 01 02 or CU 21 29 01 02) or the
              Reinsurer's Terrorist Activity Exclusion (Exhibit A) shall only apply when a Named Insured owns or operates any of the exposures or classes of business listed in Exhibit B, attached hereto.

              11. Liability incurred in connection with any claim or suit under coverages reinsured hereunder, if such claim or suit is directly or indirectly based upon, arising out of, or in any manner related to Pollution.

              "Pollution" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

              This exclusion shall not apply to the extent that such liabilities would be covered under the current standard unendorsed coverage forms issued by Insurance Services Office, Inc. for each type of coverage reinsured under this Agreement.

              12. Space or space-related risks such as, but not limited to, satellites, spacecraft, launch sites and launch vehicles including cargo and freight carried therein, in all phases of operation.

              13. Liability arising out of employment-related practices, including, but not limited to liability related to harassment, wrongful termination or discrimination, whether under coverage written as such or otherwise.

              14. Liability arising out of the Employee Retirement Income Security Act of 1974 and amendments thereto.

              15. Liability including any related expenses, directly or indirectly arising out of, resulting as a consequence of or related to Sexual Misconduct, whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss, except for in force policies with effective dates prior to 12:01 A.M., September 1, 2002, and for Day Care Pak, In Home Day Care Pak or Adult Day Care policies of the Company where the insured purchases the Company's buy-back coverage.

              "Sexual Misconduct" as utilized herein shall include, sexual molestation, sexual harassment, sexual abuse, any verbal or nonverbal communication, behavior, or conduct with sexual connotations or the infliction of physical, emotional or psychological injury whether for purpose of sexual gratification, discrimination, intimidation, coercion or other sexual purpose, regardless of whether such action or resulting injury is alleged to be intentionally or negligently caused.

              16. Liability arising out of, or resulting as a consequence of, the manufacture, distribution, testing, remediation, removal, storage, disposal, sale, use of or exposure to the following:

                a.      Asbestos or materials or products containing asbestos;
                b.      2.4,5  Trichloroacetic acid ("2,4,5-1") or 2.3,7,8 --
                        TCDD;
                c.      Diethylstilbestrol ("DES") in any dosage or form;
                d.      Any intrauterine device ("IUD");
                e. Any product containing silicone, which is in any form injected or implanted into the body;
                f.      Phen-fen;
                g.      Dioxin;
                h.      Polychlorinated biphenyls;
                i.      Lead or materials or products containing lead;
                j.      Latex gloves;
                k.      Polybutylene piping (acrylonitrile-butadine-styrene); or
                I. Bio-engineered products, including any food products or therapeutic or diagnostic pharmaceutical products which are developed using some form of bioengineering.

              17. All loss, cost or expense directly arising out of, resulting as a consequence of, or related to Electromagnetic Radiation related to the manufacture or generation of:

                  a.       Electric power and/or power lines;
                  b.       Cellular phones;
                  c.       Radio and TV broadcasting and/or towers;
                  d.       Computers;
                  e.       Electric blankets;
                  f.       Military radar or weapons;
                  g.       Police or weather radar;
                  h.       Satellite stations;
                  1.       Magnetic resonance imaging equipment;
                  j. X-ray equipment, except sales that are 10% or less of insured's total sales; or k. Microwave ovens.

                  "Electromagnetic Radiation" as used herein, shall include magnetic energy waves, fields or forces generated, produced, distributed, transmitted or maintained by charges, currents, frequencies, forces of energy or electricity."

                18. Blanket or all-risk type coverage, commonly known as Organizational Liability, Organization Liability, Operational Liability, Integrated Risk, Enterprise Risk or under similar names, written in, or endorsed to, a policy covering all types of losses incurred by, or claims against, an entity; provided, however, that this exclusion shall not include any named-peril grant of coverage which contemplates specifically enumerated types of claims or losses.

                19. a. Any coverage written specifically to apply to Internet exposures; or b. Any loss, cost or expense arising out of or related to the Internet, except if covered under any coverage not written or endorsed specifically to apply to Internet exposures. Notwithstanding the above referenced exception, the reinsurance provided under this Agreement shall not apply to the following persons, entities or exposures, except for in force policies with effective dates prior to 12:01 A.M., September 1, 2001, and covered under this Agreement.

                             (1) Internet Service Providers, meaning any person
                           or entity providing access to the Internet, content
                           over the Internet or connection to the Internet; or
                             (2) Internet Consulting Firms with gross annual
                           revenues greater than $5,000,000, which shall include
                           but not be limited to, any person or entity engaged in the design, construction or management of an Internet site, chat room or bulletin board, including advertising on the Internet for another person or entity; or

                           (3) Application Service Providers, meaning any person or entity that provides software and associated services to a subscriber base across an area network; or
                           (4) Internet Backbone Providers, meaning any person or entity that routes or provides channels for packets that transport data from point to point on the Internet; or
                           (5) Any person or entity that derives ninety percent or more of gross revenue or conducts or executes ninety percent or more of business transactions on or through the Internet; or
                           (6)     Any person or entity that provides
                                   electronic mail services; or
                           (7)     Any person or entity that develops,
                                   supplies, and/or installs encryption
                                   software for use on the Internet.

                     `Internet' as utilized in this exclusion shall mean, the international computer network of interoperable packet switched data networks, also known as the worldwide web or worldwide network of computers.

B. The reinsurance provided under this Agreement shall not apply to the following coverages:

         1.       Financial Guarantees.

         2.       Credit and Fidelity Coverage.

         3.       Surety Bonds.

         4.       Warranty Coverage.

         5.       Political Risk Coverage.

         6.       Currency Exchange Coverage.

         7.       Forgery Coverage.

         8.       Kidnap, Extortion or Ransom Coverage.

         9.       Aggregate Excess of Loss or Stop Loss Coverages.

         10. Retroactive Coverage, except in connection with unknown incidents, covered under a claims made coverage.

         11. Coverage written specifically to insure or reinsure punitive damages.

         12. Professional Liability or Errors and Omissions Coverage other than for the following:

        a.      "Beau-T-Pak";
        b.      Barbers;
        c.      Opticians;
        d.      Veterinarians that treat household pets;
        e.      Morticians;
        f.      Clergy;
        g.      Employee Benefits Liability (E&O Coverage);
        h.      Druggists; 1. "Day Care Pak";
        j.      "Adult Day Care;
        k.      "Health Club Pak";
        1.      "Instructor Pak";
        m.      In-Home Day Care;
        n.      "Pet Pak"; or
        o.      "Wellness Pak".

         13. Directors' and Officers' Liability Coverage, except for Condominiums and Homeowners Associations.

         14. The following coverages;

        a.      Product recall;
        b.      Product tampering;
        c.      Product integrity impairment; or
        d.      Product guarantee.

         15. Coverage provided under or for liability arising from any federal law, including but not limited to; USL&H, Jones Act, Defense Base Act, Federal Employers' Liability Act, Outer Continental Shelf Lands Act, the Federal Coal Mine Health and Safety Act of 1969, the Non-appropriated Fund Instrumentality's Act, any other federal law awarding damages for violation of those laws or regulations issued thereunder and any amendments to any of the aforementioned laws or regulations.

         16. Securities Act Liability Coverage (S.E.C. Liability).

         17. Personal Umbrella Liability Coverage.

         18. Commercial Umbrella Liability Coverage issued by the Company which has a total premium of $25,000 or more.
         19. Environmental Impairment Liability Coverage.

         20. Products Liability Coverage written without an annual aggregate limit.

         21. Protection and Indemnity Liability Coverage.

         22. Single Event or Special Event Coverage, except for policies written in conjunction with the Company's Special Events Program.

         23.      Uninsured or Underinsured Motorists Coverage.

         24.      Discrimination Liability Coverage, when written as such.

         25. Advertising or Personal Injury Coverage for an insured whose business is advertising, broadcasting, publishing or telecasting.
         26.      Wrap-up Coverages.

         27. Sports or other entertainment events; arenas, grandstands, stadiums theaters, halls and any other indoor venue with an expected capacity, at any one time, of 25,000 or more.

C. The reinsurance provided under this Agreement for Automobile Liability business shall not apply to the following:

         1. Motorcycles, motorized scooters, motorized bicycles, racing vehicles, all-terrain vehicles, and other off the road motorized vehicles. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         2. Operation or use of police, fire and emergency vehicles, including ambulances.

         3. Truckers (i.e., vehicles normally used for hauling goods of others.) This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         4. Vehicles while engaged in bobtail or deadheading operations. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         5. Vehicles leased or rented to others if the insured is engaged in such business. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         6. Vehicles engaged in the transportation and distribution of fireworks, fuses, nitroglycerine, explosives, magnesium, ammunition, ammonium nitrate, natural or artificial fuel, gas, butane, propane, liquefied petroleum gases or gasoline.

         7. Vehicles which may be classified as "public vehicles" except vehicles used as school or church buses. "Public vehicles" shall be defined as contract buses, taxicabs, and livery vehicles.

         8. Commercial vehicles over 45,000 pounds gross vehicle weight used for purposes of hauling sand and gravel, refuse, logs, timber or cement. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         9. Trucks utilized for logging and lumbering operations. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         10. Retail vehicles operating under time constraints, including but not limited to messenger or delivery services. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         11. Sale of new and used vehicles. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

D. The reinsurance provided under this Agreement for General Liability business shall not apply to the following:

                  Aircraft and airports as respects coverage for all liability arising out of ownership, maintenance or use of aircraft and/or flight or ground operations.

         2. Product Liability or Completed Operations Liability related to:

                  a. Drugs, except for liability arising from the retail sale or wholesale distribution of non-prescription drugs by insureds not engaged in their manufacture;
                  b. Chemicals, except for liability arising from the retail sale or wholesale distribution of household chemicals by insureds not engaged in their manufacture;
                  c. Insecticides and pesticides; d. Aircraft or aircraft parts;
                  f. Animal feed, other than custom-blended grains without chemical or pharmacological additives, except sales that are 20% or less of insured's total sales;
                  g. Cosmetics manufacturing, except for the manufacture of soaps or shampoos where the insured's receipts are less than 10% of total sales or skin and hair products prepared at beauty salons or similar establishments;
                  h. Tobacco and tobacco products, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of tobacco products by insureds not engaged in their manufacture;
                  i. Automobiles, trucks, motorcycles and all-terrain vehicles or component parts critical to the operation of the foregoing not engaged in their manufacture;

                j. Fiberglass, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of fiberglass products by insureds not engaged in their manufacture;
                k. Firearms, except for sales that are 10% or less of insured's total sales;
                1.      Invasive medical equipment;
                m.      Electrical control equipment;
                n. Elevator or hoist manufacturing, installation, inspection, service or repair;
                o. Security and alarm system manufacturing, installation, inspection, service or repair. This exclusion applies to new and renewal policies effective 12:0 1 A.M., September 1, 2002 and later.
                p. Fire suppression system manufacturing, installation, inspection, service or repair. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         3. Wrecking or demolition of buildings, structures, watercraft or aircraft, except for buildings three stories or less.

         4. Railroad, subway and street railway construction, operation or maintenance, excepting sidetrack agreements.

         5. Bridge, tunnel, dam or reservoir design, construction, operation or maintenance.

         6. Mining, except insureds with receipts for quarry operations that are less than 5% of total sales.

         7. Onshore or offshore gas or oil drilling operations, pipelines, or wells.

         8.       Mill or grain elevator operations.

         9. Manufacture, assembly, packing, handling, processing, transportation, sale, storage or detonation of fireworks, fuses, nitroglycerine, ammonium nitrate, magnesium, celluloid, pyrosylin, ammunition, explosives or any product in which an explosive substance is an ingredient, or component part.

                  The term "explosives substance," as used herein, is any substance manufactured for the express purpose of exploding as differentiated from those commodities, other than those commodities specified in this exclusion, which are only fortuitously explosive, such as gasoline, fuel oil, or dyestuffs.

         10. Manufacture, production, refining, storage, sale, distribution or transportation of natural or artificial fuel, gas, butane, methane, propane, other liquefied petroleum gases, gasoline or gases or air under pressure,

                                     --11--
                  except this exclusion does not apply to gasoline at hardware stores, convenience stores and automobile service stations storing gasoline on premises for retail sale, fuel oil dealers and LPG sales that are 20% or less of the insured's total sales.

         11.      Stevedoring.

         12.      Ski lodges, lifts, cable cars and tows.

         13. Shipbuilding, ship repair, ship breaking, dry dock, quays or wharf operations.

         14.      Watercraft over 50 feet in length.

         15. Amusement parks, amusement devices (other than coin operated devices), fairs. exhibitions, carnivals, circuses and zoos (other than petting zoos), except when written within the guidelines of the Company's Special Events Program.

         16. Electric and gas utilities and the municipalities, authorities and all boards, commissions, or entities responsible for administering or controlling these utilities.

         17. Governmental agencies, entities, or political subdivisions of a state or municipality.

         18. Insurance companies, agents, brokers, or risk retention groups, inspection services, claims services and rating bureaus, unless coverage for errors and omissions is excluded under the policy reinsured.

         19.      School boards or school districts.

         20. Nursing homes and nursing home care. This exclusion applies to new and renewal policies effective 12:01 A.M., September 1, 2002 and later.

         21. Banks and other financial institutions unless the Company's coverage contains a financial institutions endorsement agreed to by the Reinsurer.

         22. Warehousing and bailee operations including motor truck cargo and terminal risks, unless liability for personal property in the insured's care, custody or control is excluded under the policy reinsured.

         23.      Crane manufacture or rental, with or without operators.

         24. Contractors engaged in the construction, erection or exterior maintenance of structures in excess of three stories, except for window washers or power washing operations.

         25.      Crop-dusting.

         26. Insureds in the business of scaffold manufacture, installation, repair, removal or rental.

         27. Contractors, except as provided for by the Company's Penn Amerigram dated November 7, 2001, and attached to this Agreement as APPENDIX A.

         28. Liquor Law Liability Coverage, except for policies written in conjunction with the Company's Restaurant Pak Program.

E. In the event the Company is bound inadvertently, without knowledge of and contrary to the instructions of the Company's supervising underwriting personnel, on any business falling under section B subsection 18 or sections C or D above, this Agreement shall apply to such business for a period of 30 days following receipt by the Company of knowledge thereof

F. This Agreement does not cover items excluded under section B subsection 18 or sections C or D, unless individually submitted by the Company to the Reinsurer for inclusion hereunder, and, if specially accepted by the Reinsurer in writing, such business shall then be covered under the terms of this Agreement, except as such terms shall be modified by any special acceptance.

                                    ARTICLE V

UNDERLYING INSURANCE

A. The Underlying earner must have a Best's Rating of B+/- or better.

B. The following underlying limits shall be required and maintained:

         1.       Commercial General Liability

   $1,000,000    each occurrence limit.
   $2,000,000    general aggregate limit (other than products-completed
                 operations).
   $1,000,000    personal and advertising injury limit.
   $1,000,000    products-completed operations aggregate limit.

        2.      Commercial Auto Liability

                  Single Limit Liability
                  ----------------------
                     $1,000,000    each accident.

         3.       Employers' Liability

                  Bodily Injury Liability
                     $100,000      each accident (by accident).
                     $500,000      policy limit (by disease).
                     $100,000      each employee (by disease).

                  Bodily Injury Liability -- for monopolistic states of OH, NV, ND, WA, WV, and WY.

                     $500,000      each accident (by accident).
                     $500,000      policy limit (by disease).
                     $500,000      each employee (by disease).

C. Other underlying limits if required for certain classes of risks are stated in the Company's umbrella underwriting guidelines.

                                   ARTICLE VI

DEFINITIONS

A. The definition of the terms "occurrence" or "offense" as used herein shall be the definitions of said terms as set forth in the Company's policy, provided, however, where the term "occurrence" is not defined in any policy covered hereunder, then as respects such policy the term "occurrence" as used herein shall be understood to mean each accident or occurrence or series of accidents or occurrences arising out of one event. The terms "occurrence" or "offense" shall also include applicable aggregate limits of liability contained within the policy, for each successive 12 calendar months from the inception date of the policy, when the policy applies in excess of applicable aggregate limits.

B. If the date of loss, accident or occurrence cannot be specifically determined, the date of loss, accident or occurrence shall be the inception date or the anniversary date of the policy, for each successive 12 calendar months from the inception date of the policy.

C. The terms "policy" or "policies" as used in this Agreement means each of the Company's binders, policies and contracts reinsured under this Agreement.

                                   ARTICLE VII

UNDERWRITING GUIDELINES

A. The Company and the Reinsurer have mutually agreed to the general liability and umbrella underwriting guidelines as described in the Company's "Agency Manual" and it is understood and agreed by the parties hereto that any changes to these guidelines as applicable to the business reinsured hereunder shall be mutually agreed upon by the Company and the Reinsurer prior to the implementation of such changes.

B. The terms and conditions of this Agreement shall take precedence over any other agreement between the Company and the Reinsurer regarding such guidelines.

                                  ARTICLE VIII

NET LOSS

A. The term "Net Loss" shall mean the sum or sums paid by the Company in settlement of losses for which it is liable including any Loss Adjustment Expenses, as hereinafter defined, which are included as part of the policy limit under the Company's original policies reinsured hereunder, after making proper deductions for all salvages as provided in paragraph E below, and all other reinsurances or insurances that inure to the benefit of the Reinsurer under this Agreement, whether collectible or not. The Reinsurer's liability hereunder shall not be increased by reason of the inability of the Company to collect from any other reinsurer or insurer, whether specific or general, any amount that may be due from them, whether such inability arises from the insolvency of such other reinsurer or insurer or otherwise.

B. Any Loss Adjustment Expenses, which are not included as part of the policy limit under the Company's original policies reinsured hereunder shall be apportioned in proportion to the respective interests of the parties hereto in the Net Loss. The Reinsurer's liability for such Loss Adjustment Expenses, shall be in addition to the Reinsurer's limit of liability for Net Loss as set forth in this Agreement.

C. Except as specifically provided for or excluded under this Article, the term "Loss Adjustment Expenses" shall mean all expenses which have been paid by the Company in the investigation, appraisal, adjustment, settlement or defense of specific claims covered under original policies of the Company reinsured hereunder, (also including pre-judgment and post-judgment interests and salaries and expenses of salaried adjusters associated therewith), but not including office expenses of the Company, salaries and expenses of its officials and employees or any other expenses not allocable to specific claims covered under the Company's original policies that are reinsured under this Agreement.

D. In the event of the insolvency of the Company, "Net Loss" shall mean that amount which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of Article XV, INSOLVENCY CLAUSE.

E. The Reinsurer shall be paid or credited with its proportion of salvage (i.e. recoveries or reimbursements made or obtained by the Company) less the costs involved in obtaining such salvage, excluding the office expenses of the Company and the salaries and expenses of all employees of the Company.


                                   ARTICLE IX



A. As a condition precedent to the Reinsurer's liability under this Agreement, the Company shall immediately advise the Reinsurer in writing of all claims and any subsequent developments pertaining thereto involving the reinsurance hereunder.

B. The Company has the obligation to investigate and, to the extent that may be required by the policies reinsured hereunder, defend any claim affecting this reinsurance and to pursue such loss to final determination.

C. It is understood that when so requested the Company will afford the Reinsurer an opportunity to be associated with the Company at the expense of the Reinsurer in the defense or control of any claim or suit or proceeding involving this reinsurance; and the Company and the Reinsurer shall cooperate in every respect in the defense of such suit or claim or proceeding.

                                    ARTICLE X
PREMIUM

The Company shall pay to the Reinsurer that portion of the Company's premium applicable to the policies reinsured hereunder which corresponds to the Reinsurer's quota share participation in such policies.

                                   ARTICLE XI

COMMISSION

The Reinsurer will allow the Company a ceding commission of 30% on the net written premiums (i.e., premiums written plus additional premiums less return premiums) ceded under this Agreement and said commission allowed shall include provision for all taxes, assessments and any other expenses of whatsoever nature except Loss Adjustment Expenses.

                                   ARTICLE XII

REPORTS AND REMITTANCES

A. Within 60 days after the end of each month, the Company shall furnish to the Reinsurer a bordereau indicating, as respects each policy covered hereunder and bound during the month, the name of the Insured, the Insured's principle operation, the policy number, term, limit of liability and original premium, plus any additional or return premiums as respects each cession and the reinsurance
                                      -16-
premiums thereon including a statement summarizing the premiums ceded, return premiums and commissions on net premiums. Any premium balances due the Reinsurer shall be sent to the Reinsurer by the Company with the statement. Any premium balances due the Company from the Reinsurer shall be sent to the Company promptly upon receipt of the bordereau and statement by the Reinsurer.

B. Payment by the Reinsurer of its proportion of Net Loss and Loss Adjustment Expenses paid by the Company under policies reinsured hereunder will be paid promptly by the Reinsurer to the Company after satisfactory proof of payment by the Company and coverage hereunder is received by the Reinsurer.


                                  ARTICLE XIII
ACCESS TO RECORDS

The Company shall place at the disposal of the Reinsurer and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the currency of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder.

                                   ARTICLE XIV

TAXES

The Company will be liable for all taxes on premiums reported to the Reinsurer hereunder and will reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same.

                                   ARTICLE XV

INSOLVENCY CLAUSE

In the event of the insolvency of the Company and the appointment of a conservator, liquidator or statutory successor, the reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of offset and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. The liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the

Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where this Agreement specifically provides for the payment of reinsurance proceeds to another party in the event of the insolvency of the Company.

                                   ARTICLE XVI

OFFSET AND SECURITY CLAUSE

A. Each party hereto has the right, which may be exercised at any time, to offset any amounts, whether on account of premiums or losses or otherwise, due from such party to another party under this Agreement or any other reinsurance agreement heretofore or hereafter entered into between them, against any amounts, whether on account of premiums or losses or otherwise due from the latter party to the former party. The party asserting the right of offset may exercise this right, whether as assuming or ceding insurer or in both roles in the relevant agreement or agreements.

B. Each party hereby assigns and pledges to the other party (or to each other party, if more than one) all of its rights under this Agreement to receive premium or loss payments at any time from such other party ("Collateral"), to secure its premium or loss obligations to such other party at any time under this Agreement and any other reinsurance agreement heretofore or hereafter entered into by and between them ("Secured Obligations"). If at any time a party is in default under any Secured Obligation or shall be subject to any liquidation, rehabilitation, reorganization or conservation proceeding, each other party shall be entitled in its discretion, to apply, or to withhold for the purpose of applying in due course, any Collateral assigned and pledged to it by the former party and otherwise to realize upon such Collateral as security for such Secured Obligations.

C. The security interest described herein, and the term "Collateral," shall apply to all payments and other proceeds in respect of the rights assigned and pledged. A party's security interest in Collateral shall be deemed evidenced only by the counterpart of this Agreement delivered to such party.

D. Each right under this Article is a separate and independent right, exercisable, without notice or demand, alone or together with other rights, in the sole election of the party entitled thereto, and no waiver, delay, or failure to exercise, in respect of any right, shall constitute a waiver of any other right. The provisions of this Article shall survive any cancellation or other termination of this Agreement.

E. In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the laws of the insolvent party's state of domicile.

                                  ARTICLE XVII

POLICY FORMS

A. The Company and the Reinsurer have agreed on the Company's policy forms and endorsements as respects the policies covered hereunder, and the Company shall advise the Reinsurer in writing of any change in such policy forms not later than 90 days prior to the implementation of any change.

B. The terms and conditions of this Agreement shall take precedence over any other agreement between the Company and the Reinsurer regarding the Company's policy forms.

                                  ARTICLE XVIII

COMMENCEMENT AND TERMINATION

A. This Agreement shall take effect as of 12:01 A.M., September 1, 2001, and shall remain in force until canceled in accordance with the provisions of this article.

B. Either party may cancel this Agreement at any time by giving not less than 90 days notice in writing to the other party.

C. The Reinsurer shall participate on business coming within the terms of this Agreement until the date of cancellation and shall remain liable for losses occurring after the date of cancellation on all policies in force on such cancellation date, until the next annual anniversary, natural expiration or cancellation date of such policies; whichever comes first.

D. The Reinsurer shall not be liable for any losses occurring under new and renewal policies becoming effective after the date of cancellation.

E. Any reinsurance still in force one year after the date of cancellation of this Agreement shall be automatically canceled at that time and the Reinsurer shall not be liable for losses occurring thereafter. The Reinsurer shall return to the Company the unearned premiums on the canceled in force business, calculated on the monthly pro rata basis less the commissions allowed thereon.

F. Every notice of cancellation shall be given by the party requesting cancellation via certified letter addressed to the other party to this Agreement at the designated administrative offices of such party. In determining whether the requisite number of days' notice has been given in any case, the date of cancellation shall be counted but the date of mailing shall not.

C. Notwithstanding the cancellation of this Agreement as hereinabove provided, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such cancellation shall be fully performed and discharged.

Nothing herein contained shall alter, vary or extend any provision or condition of the Agreement other than as above stated.

IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed in duplicate this 17th day of May, 2002.

ACCEPTED:
PENN-AMERICA INSURANCE COMPANY
PENN-STAR INSURANCE COMPANY



/s/ Joseph F. Morris

/s/ Stacey Manzo
Attested by:




                                             AMERICAN RE-INSURANCE COMPANY


                                              /s/

                                              /s/
                                            Attested by:

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - No. 1B

     (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurer formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     Limited Exclusion Provision.*
       I. It is agreed that the policy does not apply under any liability coverage,

           to       {  injury, sickness, disease, death or destruction
                       bodily injury or property damage
           with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy for its termination upon exhaustion of its limit of liability.

       II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

       III.The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                (a) become effective on or after 1st May, 1960, or

                (b) become effective before that date and contain the Limited Exclusion Provision set out above;

           provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:
           Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)
shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     Broad Exclusion Provision.*
     It is agreed that the policy does not apply:

       I. Under any Liability Coverage, { Injury, sickness, disease, death or destruction to Bodily injury or property damage

                (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                    (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     II.Under any Medical Payments Coverage, or under any Supplementary
        Payments Provision relating to {{ immediate medical or surgical relief, to expenses incurred with respect first aid,
        to bodily injury, sickness, disease or death resulting from the hazardous properties of bodily injury nuclear material and arising out of the operation of nuclear facility by any person or organization.

III. Under any Liability Coverage, to { Injury, sickness, disease, death or destruction Bodily injury or property damage resulting from the hazardous properties of nuclear material, if

                (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

                (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

              (c)   the          { injury, sickness, disease, death or
                                   destruction bodily injury or property
                                   damage
           arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to
         { injury to or destruction of property at such nuclear facility. property damage to such nuclear facility and any property thereat.

     IV. As used in this endorsement:

         "hazardous properties" include radioactive, toxic or explosive properties; "nuclear materials" means source material, special nuclear material or byproduct material; "source material," "special nuclear material," "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

                (a) any nuclear reactor,

                (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. "Property damage" includes all forms of radioactive contamination of property.

     V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

                (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

                (ii)statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.


--------------------------------------------------------------------------------

     * NOTE: The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

          NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE -
                                     CANADA

           Applicable to policies in effect prior to January 1, 1985.

         1. This Contract does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Contract all the original liability contracts of the Reassured, whether new, renewal or replacement, of the following classes, namely,
                  Personal Liability,
                  Farmers Liability,
                  Storekeepers Liability,
which become effective on or after 31st December, 1962, shall be deemed to include, from their inception dates and thereafter, the following provision:-

         Limited Exclusion Provision

                  This Policy does not apply to injury, sickness, disease, death, damage or destruction with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or poo1 of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

                  With respect to property, loss of use of such property shall be deemed to be damage to or destruction of property.

3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Contract all the original liability contracts of the Reassured, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December, 1962, shall be deemed to include, from their inception dates and thereafter, the following provision:
         Broad Exclusion Provision

      This Policy does not apply to injury, sickness, disease, death, damage or destruction

                           (a) with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear

                                    Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                           (b) resulting directly or indirectly from the nuclear
energy hazard arising from:

                                    (1)     the ownership, maintenance,
                                            operation or use of a nuclear
                                            facility by or on behalf of an
                                            Insured;

                                    (2)     the furnishing by an Insured of
                                            services, materials, parts or
                                            equipment in connection with the
                                            planning, construction, maintenance,
                                            operation or use of any nuclear
                                            facility; and

                                    (3)     the transportation, consumption,
                                            possession, handling, disposal or
                                            use of radioactive material (other
                                            than radioisotopes away from a
                                            nuclear facility) sold, handled,
                                            used or distributed by an Insured.
                                       -1-

                           As used in this Endorsement:
                                    (i) The term "nuclear energy hazard" means the radioactive, toxic, explosive or other hazardous properties of radioactive material;

                                    (ii) The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

                                    (iii) The term "nuclear facility" means:

                                            (a) any apparatus designed or used
                                            to sustain nuclear fission in a
                                            self-supporting chain reaction or to
                                            contain a critical mass of
                                            plutonium, thorium and uranium or
                                            any one or more of them;

                                            (b) any equipment or device designed
                                            or used for (i) separating the
                                            isotopes of plutonium, thorium and
                                            uranium or any one or more of them,
                                            (ii) processing or utilizing spent
                                            fuel, or (iii) handling, processing
                                            or packaging waste;

                                            (c) any equipment or device used for
                                            the processing, fabricating or
                                            alloying of plutonium, thorium and
                                            uranium or any one or more of them
                                            if at any time the total amount of
                                            such material in the custody of the
                                            insured at the premises where such
                                            equipment or device is located
                                            consists of or contains more than 25
                                            grams of plutonium or uranium 233 or
                                            any combination thereof, or more
                                            than 250 grams of uranium 235;

                                            (d) any structure, basin,
                                            excavation, premises or place
                                            prepared or used for the storage or
                                            disposal of waste radioactive
                                            material;

                                            and includes the site on which any
                                            of the foregoing is located,
                                            together with all operations
                                            conducted thereon and all premises
                                            used for such operations.

                                    (iv)    With respect to property, loss of
                                            use of such property shall be deemed
                                            to be damage to or destruction of
                                            property.

           NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY -REINSURANCE
                                     CANADA
                                     REV. 83
     Applicable to policies becoming effective on and after January 1,1985.
                                   (See Note)

         1. This Agreement does not cover any loss or liability accruing to the Company as a member oil or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.
         2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of the following classes, namely,

                           Personal Liability,
                           Farmers Liability,
                           Storekeepers Liability,

which become effective on or after 31st December, 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

         Limited Exclusion Provision

                  This Policy does not apply to injury, sickness, disease, death, damage or destruction with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

                  With respect to property, loss of use of such property shall be deemed to be damage to or destruction of property.

         3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December, 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:-

         Broad Exclusion Provision

                  It is agreed that this policy does not apply:

                           (a) to liability imposed by or arising under the Nuclear Liability Act; nor

                           (b) to bodily injury or property damage with respect to which an Insured under this policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

                           (c) to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

                                   (i)      the ownership, maintenance,
                                            operation or use of a nuclear
                                            facility by or on behalf of an
                                            Insured;
                                   (ii)     the furnishing by an Insured of
                                            services, materials, parts or
                                            equipment in connection with the
                                            planning, construction, maintenance,
                                            operation or use of any nuclear
                                            facility; and
                                   (iii)    the possession, consumption, use,
                                            handling, disposal or transportation
                                            of fissionable substances, or of
                                            other radioactive material (except
                                            radioactive isotopes, away from a
                                            nuclear facility, which have reached
                                            the final stage of fabrication so as
                                            to be usable for any scientific,
                                            medical, agricultural, commercial or
                                            industrial purpose) used,
                                            distributed, handled or sold by an
                                            insured.

                                   As used in this policy:

                                            The term "nuclear energy hazard"
                                            means the radioactive, toxic,
                                            explosive or other hazardous
                                            properties of radioactive material;
                                   2.       The term "radioactive material"
                                            means uranium, thorium, plutonium,
                                            neptunium, their respective
                                            derivatives and compounds,
                                            radioactive isotopes of other
                                            elements and any other substances
                                            that the Atomic Energy Control Board
                                            may, by regulation, designate as
                                            being prescribed substances capable
                                            of releasing atomic energy, or as
                                            being requisite for the production,
                                            use or application of atomic energy;
                                    3. The term "nuclear facility" means:

                                    (a)         any  apparatus  designed or used
                                                to sustain  nuclear fission in a
                                                self-supporting  chain  reaction
                                                or to contain a critical mass of
                                                plutonium,  thorium  and uranium
                                                or any one or more of them;

                                    (b)         any equipment or device designed
                                                or used for (i)  separating  the
                                                isotopes of  plutonium,  thorium
                                                and  uranium  or any one or more
                                                of  them,   (ii)  processing  or
                                                utilizing  spent fuel,  or (iii)
                                                handling,      processing     or
                                                packaging waste;

                                    (c)         any equipment or device used for
                                                the  processing,  fabricating or
                                                alloying of  plutonium,  thorium
                                                or  uranium   enriched   in  the
                                                isotope  uranium  233  or in the
                                                isotope  uranium 235, or any one
                                                or more  of them if at any  time
                                                the   total   amount   of   such
                                                material  in the  custody of the
                                                insured  at the  premises  where
                                                such   equipment  or  device  is
                                                located  consists of or contains
                                                more than 25 grams of  plutonium
                                                or    uranium    233    or   any
                                                combination   thereof,  or  more
                                                than 250 grams of uranium 235;

                                    (d)         any      structure,       basin,
                                                excavation,  premises  or  place
                                                prepared or used for the storage
                                                or disposal of waste radioactive
                                                material;

                                            and includes the site on which any
                                            of the foregoing is located,
                                            together with all operations
                                            conducted thereon and all premises
                                            used for such operations.

                                    4.          The term "fissionable substance"
                                                means any  prescribed  substance
                                                that is,  or from  which  can be
                                                obtained, a substance capable of
                                                releasing   atomic   energy   by
                                                nuclear fission.

                                    5.          With respect to  property,  loss
                                                of use of such property shall be
                                                deemed   to  be   damage  to  or
                                                destruction of property.

NOTE: In addition, the clause is applicable to all the original liability contracts of the Company in effect after January 1, 1985 whether, new, renewal or replacement of any class whatsoever, (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts) which incorporate a Nuclear Energy Liability Exclusion as contained in Form JBC 2000 1-83.

                                    EXHIBIT A
                                    ---------

               GENERAL LIABILITY AND COMMERCIAL UMBRELLA LIABILITY
                       QUOTA SHARE REINSJJRANCE AGREEMENT

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY

    AMERICAN RE-INSURANCE COMPANY  TERRORISM EXCLUSION
    --------------------------------------------------

The reinsurance provided under this Agreement shall not apply to the following:

Any loss, cost or expense arising out of or related to, either directly or indirectly, any "Terrorist Activity," as defined herein. This exclusion applies regardless of any other cause or event that in any way contributes concurrently or in any sequence to the loss, cost or expense. For the purposes of this exclusion:

a. "Terrorist Activity" shall mean any deliberate, unlawful act that:

         (1) is declared by any authorized governmental official to be or to involve terrorism, terrorist activity or acts of terrorism; or

         (2) includes, involves, or is associated with the use or threatened use of force, violence or harm against any person, tangible or intangible property, the environment, or any natural resources, where the act or threatened act is intended, in whole or in part, to

      (a) promote or further any political, ideological, philosophical, racial, ethnic, social or religious cause or objective of the perpetrator or any organization, association or group affiliated with the perpetrator;

      (b)   influence,   disrupt  or  interfere  with  any  government   related
            operations, activities or policies;

      (c) intimidate, coerce or frighten the general public or any segment of the general public; or

      (d) disrupt or interfere with a national economy or any segment of a national economy; or

(3) includes, involves, or is
         associated with, in whole or in part, any of the following activities, or the threat thereof:

            (a)   hijacking  or  sabotage  of  any  form  of  transportation  or
                  conveyance,   including   but  not   limited  to   spacecraft,
                  satellite, aircraft, train, vessel, or motor vehicle;

            (b)   hostage taking or kidnapping;

            (c) the use of any biological, chemical, radioactive, or nuclear agent, material, device or weapon;

            (d)   the use of any bomb, incendiary device, explosive or firearm;

                                      --1--

            (e) the interference with or disruption of basic public or commercial services and systems, including but not limited to the following services or systems: electricity, natural gas, power, postal, communications, telecommunications, information, public transportation, water, fuel, sewer or waste disposal;

            (1) the injuring or assassination of any elected or appointed government official or any government employee;

            (g) the seizure, blockage, interference with, disruption of, or damage to any government buildings, institutions, functions, events, tangible or intangible property or other assets; or


            (h) the seizure, blockage, interference with, disruption of, or damage to tunnels, roads, streets, highways, or other places of public transportation or conveyance.

b. Any of the activities listed in section a (3) above shall be considered Terrorist Activity except where the Company can conclusively demonstrate to the Reinsurer that the foregoing activities or threats thereof were motivated solely by personal objectives of the perpetrator that are unrelated, in whole or in part, to any intention to:

         (1) promote or further any political, ideological, philosophical, racial, ethnic, social or religious cause or objective of the perpetrator or any organization, association or group affiliated with the perpetrator;

         (2) influence, disrupt or interfere with any government related operations, activities or policies;

         (3) intimidate, coerce or frighten the general public or any segment of the general public; or

         (4) disrupt or interfere with a national economy or any segment of a national economy.

                                    EXHIBIT B
                                    ----------

               GENERAL LIABILITY AND COMMERCIAL UMBRELLA LIABILITY
                        QUOTA SHARE REINSURANCE AGREEMENT

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY

                     Terrorism Activity Exclusion Guidelines
The Terrorist Activity Exclusion will apply when a Named Insured owns or operates any of the following exposures/classes of business, unless otherwise authorized by American

Re:
Airports and Aircraft
Amusement parks, amusement devices (other than coin operated devices), fairs, exhibitions, carnivals, circuses and zoos (other than petting zoos), except when written within the guidelines of the of the Company's Special Events Program.
Apartments/Condos/Co-Ops> 25 stories
Arenas, grandstands, stadiums, theaters, halls, and any other indoor venue with an expected capacity, at any one time, of 25,000 or more people."
Automobile Mfrs.
Bridges
Casinos and Casino Hotels
Chemical Mfg. and Distribution Cos., except for liability arising from the retail sale or wholesale distribution of household chemicals by insureds not engaged in their manufacture.
Cruise Lines
Dams
Defense/Aerospace Industries
Entertainment Industry, i.e. TV and motion picture studios, Broadway theaters, etc. when revenues exceed
         $10,000,000.
Financial Institutions
Flight Schools
Government Buildings (Fed/State) and National Landmarks
High Tech Mfg. Cos., i.e. manufacturers of computer hardware or software with gross annual receipts greater than $25,000,000.
Hospitals
Hotels> 25 stories
Internet Cos., i.e. the following persons, entities or exposures:
         (1) Internet Service Providers, meaning any person or entity providing access to the Internet, content over the Internet or connection to the Internet; or
         (2) Internet Consulting Firms with gross annual revenues greater than $5,000,000, which shall include but not be limited to, any person or entity engaged in the design, construction or management of an Internet site, chat room or bulletin board, including advertising on the Internet for another person or entity; or
         (3) Application Service Providers, meaning any person or entity that provides software and associated services to a subscriber base across an area network; or

                                    EXHIBIT B

               GENERAL LIABILITY AND COMMERCIAL UMBRELLA LIABILITY
                        QUOTA SHARE REJNSURANCE AGREEMENT

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY

               Terrorism Activity Exclusion Guidelines- continued

         (4) Internet Backbone Providers, meaning any person or entity that routes or provides channels for packets that transport data from point to point on the Internet; or
         (5) Any person or entity that derives ninety percent or more of gross revenue or conducts or executes ninety percent or more of business transactions on or through the Internet; or
         (6)      Any person or entity that provides electronic mail services;
                  or
         (7) Any person or entity that develops, supplies, and/or installs encryption software for use on the Internet.
         `Internet' as utilized in this exclusion shall mean, the international computer network of interoperable packet switched data networks, also known as the worldwide web or worldwide network of computers.
Major Media Cos.
Nuclear Facility exposures
Office Buildings > 25 stories
Petrochemical / Oil and Gas Cos.
Pharmaceutical Mfg. And Distribution Cos., except for liability arising from the retail sale or wholesale
         distribution of non-prescription drugs by insureds not engaged in their manufacture.
Pipelines (oil and gas)
Port / Transit Authorities
Professional Sports Teams
Property Management Cos.-- buildings greater than 15 stories or revenues greater than $10,000,000.
Railroads
Security Services
Shopping Malls - enclosed and greater than 250,000 square feet.
Stadiums,arenas, grandstands, theaters, halls and any other indoor venue with an expected capacity, at any one time, of 25,000 or more people. Telecommunication companies- when revenues exceed $50,000,000 or number of customers exceed 20 000 or number of transmission towers exceeds 25. Truck Rental Cos.
Tunnels
Trucking Companies (not applicable to general liability coverages)
Universities
Utility Cos.-- electric, gas, water and sewer

                                   APPENDIX A
                                   ----------
               GENERAL LIABILITY AND COMMERCIAL UMBRELLA LIABILITY
                        QUOTA SHARE REJNSURANCE AGREEMENT

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY

       The Company's Penn Amerigram dated November 7, 2001 attached hereto


To get your agency production figures, visit www.penn-link.com
                                                              -----------------

Visit our website at www.penn-america.com
                     --------------------


PA-2001-26
November 7, 2001
TO OUR AGENTS

                             NEW CONTRACTOR CLASSES,
                           CONTRACTOR APPLICATION, AND
                            EXCLUSIONARY ENDORSEMENT

I.       Introduction
            We have listened to your ideas, investigated the market, and developed the following guidelines for writing contractors in your states:

II.      Contracting Guidelines

A. Contractor Classes: While construction defect claims and litigation continue to arise, there are states where we think that this type of business can still be written profitably - assuming the right mix of legal atmosphere in the state and careful underwriting and monitoring.

     (1) Contractor Classes - See the attached "Contracting Risks: Underwriting Guidelines", which we ask that you implement immediately. You can insert these guidelines in your Penn-America Agency Manual at either
          Section 3, "Classification Authority Table", or Section 10, "Underwriting Position Papers - Contracting Risks".

     (2) You can start writing these new classes in the surplus lines company in your state(s).

     (3) In California and Pennsylvania, you must write these new classes in Penn-America Insurance Company as we have no surplus lines carrier in these states.

     (4) In the "High Hazard" states (i.e., Arizona, California, Colorado, Nevada, Oregon, Texas, Washington, and New York - as defined in the attached Guidelines), you can write the following three classes - Fence Erection Contractors, Painting Contractors and Water Main Connection Construction. The classes available in the "Low Hazard" states are listed in the attached Guidelines.

B. New Contractor Application - PA01-416 (11/01):

     (1) The insured must complete and sign this application for all contractor risks authorized in your state(s).

     (2)  Please begin using this application immediately.

     (3)  See attached application.

     (4) You should insert this form in numerical order in your Forms Portfolio, Section 6, "PA-Series Sample Forms".

C. New Exclusionary Endorsement - Condominium, Townhouse, Row House or Tract Home Construction Project Exclusion - S2070 (11/01):

     (1) Attach to all contractor classes on a non-admitted basis.

     (2) Please begin using this exclusionary endorsement immediately on non-admitted business. We are commencing a filings campaign and will advise you of the approval of such filings for use on admitted business as approvals occur. This exclusion should be attached to all contractor risks no later than January 1, 2002.

     (3)  See attached exclusion.

     (4) You should insert this form in numerical order in your Forms Portfolio, Section 7, "S-Series Sample Forms".

III. EZ Rater - We are almost finished with the loading and publication of EZ Raters for your use in rating new and renewal business. The EZ Raters will include the new contractor classes attached to this Penn-Amerigram. You should receive your copy of the EZ Raters on or about December 1st. In the meantime, you can rate these risks using current ISO loss costs and our loss cost multipliers published in your State.

IV. Future Developments - We will add the new Contractor Guidelines, the Contractor Application and the new exclusionary endorsement to the next Agency Manual change.

V.   Questions/Comments

     A. If you have any underwriting, coverage or product questions, please contact your underwriter.

     B. To receive a block of pre-assigned PAC policy numbers, contact: Sheila McNamee by phone: (215) 443-3663, fax: (800) --- 882-8569, or email:
          mcnamee@penn-america.com.

     C. For support in updating your electronic forms libraries (FormMaker and others), contact your Senior Analyst - Marketing and Communications
          Technology:

 Linda Cameron      phone:  215-773-7761       cameron@penn-america.com
 Donna Siver        phone:  215-443-3610       siver@penn-america.com



         -------------------------------
         Thomas J. Cannon, Jr.
         Vice President - Underwriting

   CONTRACTING RISKS - UNDERWRITING GUIDELINES


      A. LINE OF BUSINESS
         ----------------

General Liability

     o    Premises/Operations
     o    Products/Completed Operations

      B. STATE GRADES
         ------------

We have assigned a grade of High Hazard (HH) or Low Hazard (LH) to each state. In those states where we know the legal climate promotes construction defect claims, we have assigned a grade of HH.

The High Hazard states are:

-------------------------- ----------------------- ----------------------
Arizona                    Nevada                  Washington
-------------------------- ----------------------- ----------------------
California                 Oregon                  New York
-------------------------- ----------------------- ----------------------
Colorado                   Texas
-------------------------- ----------------------- ----------------------

All other states are "Low Hazard". We will now write contractors subject to the guidelines that follow.

      C. ELIGIBLE CLASSES
         ----------------

You may bind contractors as shown on the two tables attached:

     o    "Eligible E-Z Rater Artisan-Contractors Classes - `Low' Hazard States"

     o    "Eligible and Prohibited Contractors Classes - `High' Hazard States"

      D. LIMITS OF INSURANCE
         -------------------

Under the General Liability Program, you can bind up to $1 million each occurrence, $2 million general aggregate and $2 million products aggregate.

Under the Umbrella Program, you can bind up to $2 million each occurrence, $2 million general aggregate and $2 million products aggregate.

Under the Increased Limits Program, you can bind up to $3 million each occurrence, $3 million general aggregate and $3 million products aggregate.

Maximum binding authority limits of all coverage layers written with Penn-America - primary, excess (including our Increased General Liability Limits Program) and umbrella - cannot exceed $3 million per occurrence/$3 million general aggregate.

        E. PROPERTY DAMAGE LIABILITY DEDUCTIBLE
            ------------------------------------

Minimum deductible is $500 per occurrence.

        F. UNDERWRITING ELIGIBILITY
            ------------------------

     o For contractors who do framing: no more than five homes per year. o Maximum sales cannot exceed $1 million per year. o Contractors cannot subcontract out more than 25% of their work. o Contractors performing commercial jobs.
     o Contractors performing work on custom-built homes or "spec" homes (built without a contracted buyer). o Contractor must have a minimum of three years in business or three years experience in the trade being insured.

        G. SUBMIT TO BINDING UNIT
            ----------------------

     o    Contractors with sales over $1 million.
     o Contractors with annual premium (at "manual") over $15,000 and up to $25,000.
     o Contractors with two or more losses in the last three years, or one loss over $5,000 in the last three years.
     o New ventures with less than three years experience in the trade being insured.
     o Risks working on buildings over three stories. o Any exception to the program guidelines.

        H. SUBMIT TO SUBMIT UNIT
            ---------------------

     o    All   contractor   classes   identified   as  "SS"  in   Section  3  -
          Classification Authority Table - of the Agency Manual (and also on the attached lists).
     o    Contractors with annual premium (at "manual") over $25,000.

      I. PROHIBITED
         ----------

     o All contractor classes identified as "P" in Section 3 - Classification Authority Table - of the Agency Manual (and also on the attached lists).
     o    New ventures with no prior experience.
     o Construction Managers, Executive Supervisors, Paper Contractors and Real Estate Developers.
     o    Carpenters framing-up more than five homes per year.
     o    Contractors with sales in excess of $2.5 million.
     o Contractors working on condominium, townhouse, row house or tract home projects.
     o    Contractors  who  subcontract  out  more  than 25% of  their  work.
     o Requests to show a general contractor as additional insured, when the project is a condominium, townhouse, row house or tract home project.
     o    Requests for Blanket Additional Insured Endorsement.

      J. BINDING AUTHORITY - UNDERWRITING REQUIREMENTS
         ---------------------------------------------

     o All new policies must be written in the Surplus Lines (non-admitted) carrier approved in your state. Check your State Exception Pages for the surplus lines company in your state.

     o    Use the same policy number on renewal.

     o    Premiums  are  "minimum  and  deposit"  with a 50%  minimum  earned on
          cancellation,   100%  earned  on  audit  (attach  S1003,  Minimum  and
          Deposit).

     o    Insured   must   complete   and  sign  a   Penn-America   Contractors'
          Application.   See  attached  Contractor  Application  Form  [PA01-416
          (11/01)].

     o    Order   inspection   reports  on  all  accounts  (except  for  one-man
          operations). We must receive them within 45 says of inception.

     o We will audit all contractors annually to verify sales, payroll, classes and exposures.

     o All requests for "additional insured" (AI) endorsements must be documented, defining the relationship of the AI to the named insured and the particular job being performed. Review all AI requests before adding them to the policy. Use Additional Insured - Owners, Lessees or Contractors - Scheduled Person or Organization, CG 20 10 03 97 - do not use an earlier edition date.

     o Any amendment in the wording on an AI endorsement must be submitted and approved by us in advance.

     o    Submit  in  advance  any   requests   for   amendment  of  wording  on
          Certificates of Insurance.

     o Get certificates of insurance verifying equal limits to our policy from all subcontractors. Our insured should be added as an additional insured on any subcontractor's policy.

      K. PRICING
         -------

Use the rates published in the Surplus Lines E-Z Rater as the minimum rate. For those contractors classes not listed in the E-Z Rater, use current ISO loss costs and our published Loss Cost Multiplier for our Surplus Lines carrier.

If otherwise acceptable, risks with prior losses (one loss up to $5,000 incurred) are to be surcharged a minimum of 10%.

      L. REQUIRED FORMS AND ENDORSEMENTS
         -------------------------------

CG0057    Amendment of Insuring Agreement - Known Injury or Damage

S2006     Independent Contractors Conditional Endorsement
S2041     Classification Limitation Endorsement

S2047     Exclusion - Property Damage Claims in Progress
S2066     Exclusion - Injury to Employee or Independent Contractor
S2067     Exclusion - EIFS Exclusion
S2068     Mold Exclusion
S2070     Exclusion - Tract Homes, Condominiums and Townhouses


      M. PROHIBITED ENDORSEMENTS
         -----------------------

CG2404   Waiver or Transfer of Rights of Recovery Against Others to Us
S2056    Blanket Additional Insured Endorsement
S2057    Additional Insured - Primary Coverage

       ELIGIBLE AND PROHIBITED CONTRACTORS CLASSES - "HIGH" HAZARD STATES
            ( All Contractors Classes not listed are PROHIBITED also)

"High" Hazard States are:
--------------------------------------------------------------------------------
Arizona                              Nevada                    Texas
--------------------------------------------------------------------------------
California                           Oregon                    Washington
--------------------------------------------------------------------------------
Colorado                             New York
---------------------------------------------------------------


 B=Binding Authority SB=Submit to Binding Authority Underwriter SS=Submit to edbmit Unit P=Prohibited
 11/01/01                                                                         + = Products Included
                                                                                      Binding Authority
                                                                                 --------------------------
ISO Class         CLASS DEFINITION                                                  Prem     Prods       Underwriting Comments
Code                                                                                Ops

===============================================================================================================================
      90089       ADVERTISING SIGN CO OUTDOOR                                          B        +
-------------------------------------------------------------------------------------------------------------------------------
      91111       AIR CONDITIONING INSTAL/SERV/REP                                     B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91127       ALARM/ALARM SYSTEM INST/SERV/REPAIR                                  B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91135       ANALYTICAL CHEMISTS                                                  SS       P
-------------------------------------------------------------------------------------------------------------------------------
      91150       APPLIANCE/ACCESS-INST/SERV/REPR/COMM                                 B       SS
-------------------------------------------------------------------------------------------------------------------------------
      91155       APPLIANCE/ACCESS INST/SERV/REPR HOUSE                                B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91175       AUCTIONEER -LIVESTOCK AWAY FROM PREMISES                             SS       +
-------------------------------------------------------------------------------------------------------------------------------
      91177       AUCTIONEER SALES AWAY FROM PREMISE                                   SS       +
-------------------------------------------------------------------------------------------------------------------------------
      91179       AUCTION-ON PREMISES OWN RENT INS                                     B        +
-------------------------------------------------------------------------------------------------------------------------------
      91190       AUTOMOBILE DISMANTLING                                               SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      91200       BLACKSMITHING                                                        B        +
-------------------------------------------------------------------------------------------------------------------------------
      91315       CABLE/SUBSCRIPTION TV COMPANIES                                      B        +
-------------------------------------------------------------------------------------------------------------------------------
      91340       CARPENTRY - RESIDENTIAL                                              P        P
-------------------------------------------------------------------------------------------------------------------------------
      91341       CARPENTRY - INTERIOR                                                 P        P
-------------------------------------------------------------------------------------------------------------------------------
      91342       CARPENTRY, NOC                                                       P        P
-------------------------------------------------------------------------------------------------------------------------------
      91343       CARPENTRY - SHOP ONLY                                                P        P
-------------------------------------------------------------------------------------------------------------------------------
      91405       CARPET RUG FURNITURE UPHOLSTERY CLEAN                                B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
      91436       CEILING OR WALL INSTALLATION - METAL                                 B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
      91481       CHIMNEY CLEANING                                                     B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91523       CLEANING - OUTSIDE SURFACE BLDG                                      B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91547       COMMISSARY WORK                                                      B        +
-------------------------------------------------------------------------------------------------------------------------------



      91551       COMMUNICATION EQUIPMENT INSTALL                                      SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      91555       COMPUTER SERVICE OR REPAIR                                           B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91560       CONCRETE CONSTRUCTION                                                P        P
-------------------------------------------------------------------------------------------------------------------------------
      91577       CONDUIT CONSTRUCTION FOR CABLE                                       B        B
-------------------------------------------------------------------------------------------------------------------------------
      94444       CONTRACTORS, NOC                                                     P        P
-------------------------------------------------------------------------------------------------------------------------------
      91580       CONTRACTORS, EXEC. SUPV. (GEN. CONTRS.)                              P        P
-------------------------------------------------------------------------------------------------------------------------------
      91583       CONTRACTORS - SUB-WORK, 1, 2 FAM DWGS                                B        B
-------------------------------------------------------------------------------------------------------------------------------
      91581       CONTRACTORS - SUB-WORK, NOT BLDGS                                    B        B
-------------------------------------------------------------------------------------------------------------------------------
      91584       CONTRACTORS - SUB-WORK, INDUSTRIAL                                   SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      91585       CONTRACTORS - SUB-WORK, BUILDINGS                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91589       CONTRACTORS STREET HWY CONSTRUCT                                     SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      91590       CONTRACTORS PERMANENT YARDS                                          B        +
-------------------------------------------------------------------------------------------------------------------------------
      91629       DEBRIS REMOVAL, CONSTRUCTION SITE                                    B        B
-------------------------------------------------------------------------------------------------------------------------------
      52134       DOOR OR WINDOW MANUFACTURING                                         P        P
-------------------------------------------------------------------------------------------------------------------------------
      52315       DOOR OR WINDOW MFG - WOOD                                            P        P
-------------------------------------------------------------------------------------------------------------------------------
      91746       DOOR OR WINDOW INSTALLATION (METAL)                                  P        P
-------------------------------------------------------------------------------------------------------------------------------
      92102       DRILLING WATER                                                       SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      92215       DRIVEWAY, PARKING LOT, SIDEWALK PAVING                               P        P
-------------------------------------------------------------------------------------------------------------------------------
      92338       DRY WALL OR WALL BOARD INSULATION                                    P        P
-------------------------------------------------------------------------------------------------------------------------------
      92451       ELECTRICAL APPARATUS INSTALL, SVC. REP.                              B       SS
-------------------------------------------------------------------------------------------------------------------------------
      92478       ELECTRICAL WORK WITHIN BUILDING                                      B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      92663       ENGINEERS & ARCHITECTS                                               SS       +
-------------------------------------------------------------------------------------------------------------------------------
      94007       EXCAVATION                                                           P        P
-------------------------------------------------------------------------------------------------------------------------------
      94099       EXPRESS COMPANIES                                                    B        +
-------------------------------------------------------------------------------------------------------------------------------
      94276       FENCE ERECTION CONTRACTORS                                           B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      94304       FIRE EXTINGUISHER SERV REFILL TESTING                                SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      94381       FIRE SUPPRESSIONS SYSTEMS                                            SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      94569       FLOOR COVER INSTALLATION, NOT CERAMIC                                B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      94590       FLOOR WAXING                                                         B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      94617       FREIGHT FORWARDER, HANDLER NOC                                       SS       +
-------------------------------------------------------------------------------------------------------------------------------
      95124       FURNITURE, FIXTURES INSTALL. (METAL, WOOD)                           B        B
-------------------------------------------------------------------------------------------------------------------------------
      95233       GARBAGE, ASH, REFUSE COLLECTING                                      SS       +
-------------------------------------------------------------------------------------------------------------------------------



      13590       GLAZIERS & GLASS DEALERS                                             P        P
-------------------------------------------------------------------------------------------------------------------------------
      95410       GRADING OF LAND                                                      P        P
-------------------------------------------------------------------------------------------------------------------------------
      95487       GREENHOUSE ERECTION                                                  B        B
-------------------------------------------------------------------------------------------------------------------------------
      95505       GUNITING OR SHOT-CRETE                                               SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      95625       HANDYMEN                                                             B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      95647       HEATING AIR/COND SYS EQUIP (NO LP GAS)                               B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      95648       HEATING AIR/CONDITIONING SYSTEM EQUIP                                SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      96053       HOUSE FURNISHING INSTALLATION NOC                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      96317       INSPECTION APPRAISAL COS (VALUATION)                                 SS       +
-------------------------------------------------------------------------------------------------------------------------------
      96410       INSULATION WORK - MINERAL                                            SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      96409       INSULATION WORK - PLASTIC OR ORGANIC (SOLID)                         SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      96611       INTERIOR DECORATORS                                                  B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      96816       JANITORIAL SERVICES                                                  B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      97002       LABS, RESEARCH DEVELOP TEST PRF                                      SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97003       LABS, RESEARCH DEVELOP TEST N/PRF                                    SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97047       LANDSCAPE GARDENING                                                  B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      97050       LAWN CARE                                                            B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      97111       LOGGING AND LUMBERING                                                SS       +
-------------------------------------------------------------------------------------------------------------------------------
      97220       MACHINE SHOPS NOC                                                    B       SS
-------------------------------------------------------------------------------------------------------------------------------
      97221       MACHINE EQUIPMENT FARM INSTALL ETC                                   SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97222       MACHINE EQUIPMENT INDUSTRIAL                                         SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97223       MACHINE EQUIPMENT INSTALL NOC                                        SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      97447       MASONRY                                                              P        P
-------------------------------------------------------------------------------------------------------------------------------
      97650       METAL ERECTION DECORATVE ARTIST                                      B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      97651       METAL ERECTION - FRAME IRONWORK OUTSIDE                              P        P
-------------------------------------------------------------------------------------------------------------------------------
      97652       METAL ERECTION DWELLINGS UP TO 2 STYS.                               P        P
-------------------------------------------------------------------------------------------------------------------------------
      97653       METAL ERECTION - NON-STRUCTURAL                                      P        P
-------------------------------------------------------------------------------------------------------------------------------
      97655       METAL ERECTION - STRUCTURAL                                          P        P
-------------------------------------------------------------------------------------------------------------------------------
      98090       MOTION PICTURE DEVELOP PRINTING                                      B        +
-------------------------------------------------------------------------------------------------------------------------------
      98091       MOTION PICTURE DISTRIB EXCHANGE                                      B        +
-------------------------------------------------------------------------------------------------------------------------------
      98111       OFFICE MACHINE APPLIANCE REPAIR                                      B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98257       ORCHARD VINEYARD RUN BY CONTRACTOR                                   SS       +
-------------------------------------------------------------------------------------------------------------------------------



      98303       PAINTING EXTERIOR >3 STORIES                                         SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      98304       PAINTING EXTERIOR UP TO 3 STORIES                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98305       PAINTING INTERIOR                                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98308       PAINTING SHOP ONLY                                                   B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98344       PAPERHANGING                                                         B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98405       PIANO TUNING                                                         B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98449       PLASTERING OR STUCCO WORK                                            P        B
-------------------------------------------------------------------------------------------------------------------------------
      98482       PLUMBING COMMERCIAL, INDUSTRIAL                                      B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98483       PLUMBING RESIDENTIAL, DOMESTIC                                       P        P
-------------------------------------------------------------------------------------------------------------------------------
      98502       PREFAB BUILDING ERECTION                                             P        P
-------------------------------------------------------------------------------------------------------------------------------
      98597       RADIO OR TV BROADCASTING PROFIT                                      B        +
-------------------------------------------------------------------------------------------------------------------------------
      98598       RADIO TV BROADCASTING NOT PROF                                       B        +
-------------------------------------------------------------------------------------------------------------------------------
      98636       REFRIGERATION SYSTEM EQUIP INSTALL ETC                               B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98640       RENOVATING OUTSIDE SURFACES OF BLDGS                                 B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98658       RIGGING                                                              SS       +
-------------------------------------------------------------------------------------------------------------------------------
      98677       ROOFING - COMMERCIAL                                                 P        P
-------------------------------------------------------------------------------------------------------------------------------
      98678       ROOFING - RESIDENTIAL                                                P        P
-------------------------------------------------------------------------------------------------------------------------------
      98698       SALVAGE OPERATIONS NOC                                               SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      98699       SALVAGE OPERATE REMOVAL ETC                                          SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      98705       SANDBLASTING                                                         SS       +
-------------------------------------------------------------------------------------------------------------------------------
      98710       SAND OR GRAVEL DIGGING                                               SS       +
-------------------------------------------------------------------------------------------------------------------------------
      98805       SEPTIC TANK SYSTEMS CLEANING                                         B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      98806       SEPTIC TANK SYSTEMS INSTAL, SVC. REP.                                B        B
-------------------------------------------------------------------------------------------------------------------------------
      98813       SEWER CLEANING                                                       SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      98820       SEWER MAINS OR CONNECTIONS CONSTR.                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      98884       SHEET METAL WORK - OUTSIDE                                           P        P
-------------------------------------------------------------------------------------------------------------------------------
      98967       SIDING INSTALLATION                                                  P        P
-------------------------------------------------------------------------------------------------------------------------------
      98993       SIGN ERECTION INSTALL REPAIR                                         B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99003       SIGN PAINTING, LETTERING INSIDE BLDG                                 B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99004       SIGN PAINTING, LETTERING BLDG, STRUCTURE                             B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99303       SNOW REMOVAL, PARKING LOT & DRIVEWAY                                 B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99321       STREET, ROAD PAVING REPAVING ETC.                                    SS      SS
-------------------------------------------------------------------------------------------------------------------------------



      99471       SURVEYING - LAND (NO CONSTRUCTION)                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      99505       SWIMMING POOL SERVICING                                              B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99506       SWIM POOL INSTALL SERV REPAIR                                        SS       +
-------------------------------------------------------------------------------------------------------------------------------
      99507       SWIM POOL INSTALL SERV BELOW GR                                      SS       +
-------------------------------------------------------------------------------------------------------------------------------
      99600       TELECOMMUNICATION SERVICE PROVIDER                                   SS       +
-------------------------------------------------------------------------------------------------------------------------------
      99613       TELEPHONE/ CABLE TV LINE CONSTRUCTION                                B        B
-------------------------------------------------------------------------------------------------------------------------------
      99620       TELEPRODUCTION STUDIOS                                               B        +
-------------------------------------------------------------------------------------------------------------------------------
      99650       TV RADIO RECEIVING SET INSTALLING                                    B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99709       TENT OR CANVAS GOODS-ERECTION                                        B        B
-------------------------------------------------------------------------------------------------------------------------------
      99718       THEATRICAL COMPANIES                                                 SS       +
-------------------------------------------------------------------------------------------------------------------------------
      99746       TILE, STONE, MARBLE, TERRAZO, MOSAIC WORK                            B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99777       TREE PRUNING, DUSTING, SPRAYING ETC                                  B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99793       TRUCKERS                                                             B        +
-------------------------------------------------------------------------------------------------------------------------------
      99826       UPHOLSTERING NOC                                                     B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99827       UPHOLSTERING SHOP ONLY                                               B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99851       VETERINARIAN VETERINARY HOSP                                         B        +
-------------------------------------------------------------------------------------------------------------------------------
      99917       WAREHOUSE COLD STORAGE PUBLIC                                        B        +
-------------------------------------------------------------------------------------------------------------------------------
      99938       WAREHOUSES NOC                                                       B        +
-------------------------------------------------------------------------------------------------------------------------------
      99946       WATER MAIN CONNECTION CONSTRUCTION                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      99948       WATER SOFTENING EQUIPMENT INSTALLING                                 B        B      Yes
-------------------------------------------------------------------------------------------------------------------------------
      99969       WELDING, CUTTING                                                     B       SS
-------------------------------------------------------------------------------------------------------------------------------
      99952       WATERPROOFING - PRESSURE APPARATUS                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      99953       WATERPROOFING - TROWEL, EXTERIOR                                     SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      99954       WATERPROOFING - TROWEL, INTERIOR                                     SS      SS
-------------------------------------------------------------------------------------------------------------------------------
      99955       WATERPROOFING, NOC                                                   B        B
-------------------------------------------------------------------------------------------------------------------------------
      99975       WINDOW CLEANING                                                      B        +      Yes
-------------------------------------------------------------------------------------------------------------------------------
      91342       WINDOW INSTALLATION - WOOD (CARPENTRY)                               B        B
-------------------------------------------------------------------------------------------------------------------------------
      99986       WRECKING BLDG STRUCTURES NOC                                         B        +
-------------------------------------------------------------------------------------------------------------------------------
      99987       WRECKING NOT EXCEED 3 STORIES                                        B        +
-------------------------------------------------------------------------------------------------------------------------------




        ELIGIBLE AND PROHIBITED CONTRACTORS CLASSES - "LOW" HAZARD STATES
            ( All Contractors Classes not listed are PROHIBITED also)
 B=Binding Authority SB=Submit to Binding Authority Underwriter SS=Submit to Submed Unit P=Prohibited
                         11/01/01 + = Products Included
                                                                                  Binding Authority
                                                                                  --------------------------
ISO Class       CLASS DEFINITION                                                  Prem     Prods      E-Z   Underwriting Comments
Code                                                                              Ops               Rater
====================================================================================================================================
     90089      ADVERTISING SIGN CO OUTDOOR                                          B        +
------------------------------------------------------------------------------------------------------------------------------------
     91111      AIR CONDITIONING INSTAL/SERV/REP                                     B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91127      ALARM/ALARM SYSTEM INST/SERV/REPAIR                                  B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91135      ANALYTICAL CHEMISTS                                                  SS       P
------------------------------------------------------------------------------------------------------------------------------------
     91150      APPLIANCE/ACCESS-INST/SERV/REPR/COMM                                 B        SS
------------------------------------------------------------------------------------------------------------------------------------
     91155      APPLIANCE/ACCESS INST/SERV/REPR HOUSE                                B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91175      AUCTIONEER -LIVESTOCK AWAY FROM PREMISES                             SS       +
------------------------------------------------------------------------------------------------------------------------------------
     91177      AUCTIONEER SALES AWAY FROM PREMISE                                   SB       +
------------------------------------------------------------------------------------------------------------------------------------
     91179      AUCTION-ON PREMISES OWN RENT INS                                     B        +
------------------------------------------------------------------------------------------------------------------------------------
     91190      AUTOMOBILE DISMANTLING                                               SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91200      BLACKSMITHING                                                        B        +
------------------------------------------------------------------------------------------------------------------------------------
     91315      CABLE/SUBSCRIPTION TV COMPANIES                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     91340      CARPENTRY - RESIDENTIAL                                              B        B       Yes   Max # houses "framed":
                                                                                                                      5 per year
------------------------------------------------------------------------------------------------------------------------------------
     91341      CARPENTRY - INTERIOR                                                 B        B       Yes   Max # houses "framed":
                                                                                                                      5 per year
------------------------------------------------------------------------------------------------------------------------------------
     91342      CARPENTRY, NOC                                                       B        B       Yes   Max # houses "framed":
                                                                                                                      5 per year
------------------------------------------------------------------------------------------------------------------------------------
     91343      CARPENTRY - SHOP ONLY                                                B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91405      CARPET RUG FURNITURE UPHOLSTERY CLEAN                                B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91436      CEILING OR WALL INSTALLATION - METAL                                 B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91481      CHIMNEY CLEANING                                                     B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91523      CLEANING - OUTSIDE SURFACE BLDG                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91547      COMMISSARY WORK                                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     91551      COMMUNICATION EQUIPMENT INSTALL                                      SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91555      COMPUTER SERVICE OR REPAIR                                           B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91560      CONCRETE CONSTRUCTION                                                B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91577      CONDUIT CONSTRUCTION FOR CABLE                                       B        B
------------------------------------------------------------------------------------------------------------------------------------



     94444      CONTRACTORS, NOC                                                     SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91580      CONTRACTORS, EXEC. SUPV. (GEN. CONTRS.)                              SS       SS            Residential Construction
                                                                                                                          Prohibited
------------------------------------------------------------------------------------------------------------------------------------
     91583      CONTRACTORS - SUB-WORK, 1, 2 FAM DWGS                                B        B
------------------------------------------------------------------------------------------------------------------------------------
     91581      CONTRACTORS - SUB-WORK, NOT BLDGS                                    B        B
------------------------------------------------------------------------------------------------------------------------------------
     91584      CONTRACTORS - SUB-WORK, INDUSTRIAL                                   SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91585      CONTRACTORS - SUB-WORK, BUILDINGS                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91589      CONTRACTORS STREET HWY CONSTRUCT                                     SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     91590      CONTRACTORS PERMANENT YARDS                                          B        +
------------------------------------------------------------------------------------------------------------------------------------
     91629      DEBRIS REMOVAL, CONSTRUCTION SITE                                    B        B
------------------------------------------------------------------------------------------------------------------------------------
     52134      DOOR OR WINDOW MANUFACTURING                                         B        B
------------------------------------------------------------------------------------------------------------------------------------
     52315      DOOR OR WINDOW MFG - WOOD                                            B        B
------------------------------------------------------------------------------------------------------------------------------------
     91746      DOOR OR WINDOW INSTALLATION (METAL)                                  B        B
------------------------------------------------------------------------------------------------------------------------------------
     92102      DRILLING WATER                                                       SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     92215      DRIVEWAY, PARKING LOT, SIDEWALK PAVING                               B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     92338      DRY WALL OR WALL BOARD INSULATION                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     92451      ELECTRICAL APPARATUS INSTALL, SVC. REP.                              B        SS
------------------------------------------------------------------------------------------------------------------------------------
     92478      ELECTRICAL WORK WITHIN BUILDING                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     92663      ENGINEERS & ARCHITECTS                                               SS       +
------------------------------------------------------------------------------------------------------------------------------------
     94007      EXCAVATION                                                           B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     94099      EXPRESS COMPANIES                                                    B        +
------------------------------------------------------------------------------------------------------------------------------------
     94276      FENCE ERECTION CONTRACTORS                                           B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     94304      FIRE EXTINGUISHER SERV REFILL TESTING                                SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     94381      FIRE SUPPRESSIONS SYSTEMS                                            SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     94569      FLOOR COVER INSTALLATION, NOT CERAMIC                                B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     94590      FLOOR WAXING                                                         B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     94617      FREIGHT FORWARDER, HANDLER NOC                                       SB       +
------------------------------------------------------------------------------------------------------------------------------------
     95124      FURNITURE, FIXTURES INSTALL. (METAL, WOOD)                           B        B
------------------------------------------------------------------------------------------------------------------------------------
     95233      GARBAGE, ASH, REFUSE COLLECTING                                      SS       +
------------------------------------------------------------------------------------------------------------------------------------
     13590      GLAZIERS & GLASS DEALERS                                             B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     95410      GRADING OF LAND                                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     95487      GREENHOUSE ERECTION                                                  B        B
------------------------------------------------------------------------------------------------------------------------------------
     95505      GUNITING OR SHOT-CRETE                                               SS       SS
------------------------------------------------------------------------------------------------------------------------------------


     95625      HANDYMEN                                                             B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     95647      HEATING AIR/COND SYS EQUIP (NO LP GAS)                               B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     95648      HEATING AIR/CONDITIONING SYSTEM EQUIP                                SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     96053      HOUSE FURNISHING INSTALLATION NOC                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     96317      INSPECTION APPRAISAL COS (VALUATION)                                 SS       +
------------------------------------------------------------------------------------------------------------------------------------
     96410      INSULATION WORK - MINERAL                                            SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     96409      INSULATION WORK - PLASTIC OR ORGANIC (SOLID)                         SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     96611      INTERIOR DECORATORS                                                  B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     96816      JANITORIAL SERVICES                                                  B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97002      LABS, RESEARCH DEVELOP TEST PRF                                      SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97003      LABS, RESEARCH DEVELOP TEST N/PRF                                    SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97047      LANDSCAPE GARDENING                                                  B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97050      LAWN CARE                                                            B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97111      LOGGING AND LUMBERING                                                SS       +
------------------------------------------------------------------------------------------------------------------------------------
     97220      MACHINE SHOPS NOC                                                    B        SS
------------------------------------------------------------------------------------------------------------------------------------
     97221      MACHINE EQUIPMENT FARM INSTALL ETC                                   SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97222      MACHINE EQUIPMENT INDUSTRIAL                                         SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97223      MACHINE EQUIPMENT INSTALL NOC                                        SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97447      MASONRY                                                              B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97650      METAL ERECTION DECORATVE ARTIST                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     97651      METAL ERECTION - FRAME IRONWORK OUTSIDE                              SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97652      METAL ERECTION DWELLINGS UP TO 2 STYS.                               SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97653      METAL ERECTION - NON-STRUCTURAL                                      SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     97655      METAL ERECTION - STRUCTURAL                                          SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     98090      MOTION PICTURE DEVELOP PRINTING                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     98091      MOTION PICTURE DISTRIB EXCHANGE                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     98111      OFFICE MACHINE APPLIANCE REPAIR                                      B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98257      ORCHARD VINEYARD RUN BY CONTRACTOR                                   SS       +
------------------------------------------------------------------------------------------------------------------------------------
     98303      PAINTING EXTERIOR >3 STORIES                                         B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98304      PAINTING EXTERIOR UP TO 3 STORIES                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98305      PAINTING INTERIOR                                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98308      PAINTING SHOP ONLY                                                   B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------


     98344      PAPERHANGING                                                         B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98405      PIANO TUNING                                                         B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98449      PLASTERING OR STUCCO WORK                                            B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98482      PLUMBING COMMERCIAL, INDUSTRIAL                                      B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98483      PLUMBING RESIDENTIAL, DOMESTIC                                       B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98502      PREFAB BUILDING ERECTION                                             B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98597      RADIO OR TV BROADCASTING PROFIT                                      B        +
------------------------------------------------------------------------------------------------------------------------------------
     98598      RADIO TV BROADCASTING NOT PROF                                       B        +
------------------------------------------------------------------------------------------------------------------------------------
     98636      REFRIGERATION SYSTEM EQUIP INSTALL ETC                               B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     47051      REAL ESTATE DEVELOPERS                                               P        P
------------------------------------------------------------------------------------------------------------------------------------
     98640      RENOVATING OUTSIDE SURFACES OF BLDGS                                 B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98658      RIGGING                                                              SS       +
------------------------------------------------------------------------------------------------------------------------------------
     98677      ROOFING - COMMERCIAL                                                 P        P
------------------------------------------------------------------------------------------------------------------------------------
     98678      ROOFING - RESIDENTIAL                                                P        P
------------------------------------------------------------------------------------------------------------------------------------
     98698      SALVAGE OPERATIONS NOC                                               SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     98699      SALVAGE OPERATE REMOVAL ETC                                          SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     98705      SANDBLASTING                                                         SB       +
------------------------------------------------------------------------------------------------------------------------------------
     98710      SAND OR GRAVEL DIGGING                                               SB       +
------------------------------------------------------------------------------------------------------------------------------------
     98805      SEPTIC TANK SYSTEMS CLEANING                                         B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98806      SEPTIC TANK SYSTEMS INSTAL, SVC. REP.                                B        B
------------------------------------------------------------------------------------------------------------------------------------
     98813      SEWER CLEANING                                                       SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     98820      SEWER MAINS OR CONNECTIONS CONSTR.                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     98884      SHEET METAL WORK - OUTSIDE                                           B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98967      SIDING INSTALLATION                                                  B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     98993      SIGN ERECTION INSTALL REPAIR                                         B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99003      SIGN PAINTING, LETTERING INSIDE BLDG                                 B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99004      SIGN PAINTING, LETTERING BLDG, STRUCTURE                             B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99303      SNOW REMOVAL, PARKING LOT & DRIVEWAY                                 B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99321      STREET, ROAD PAVING REPAVING ETC.                                    SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     99471      SURVEYING - LAND (NO CONSTRUCTION)                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     99505      SWIMMING POOL SERVICING                                              B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99506      SWIM POOL INSTALL SERV REPAIR                                        SS       +
------------------------------------------------------------------------------------------------------------------------------------



     99507      SWIM POOL INSTALL SERV BELOW GR                                      SS       +
------------------------------------------------------------------------------------------------------------------------------------
     99600      TELECOMMUNICATION SERVICE PROVIDER                                   SS       +
------------------------------------------------------------------------------------------------------------------------------------
     99613      TELEPHONE/ CABLE TV LINE CONSTRUCTION                                B        B
------------------------------------------------------------------------------------------------------------------------------------
     99620      TELEPRODUCTION STUDIOS                                               B        +
------------------------------------------------------------------------------------------------------------------------------------
     99650      TV RADIO RECEIVING SET INSTALLING                                    B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99709      TENT OR CANVAS GOODS-ERECTION                                        B        B
------------------------------------------------------------------------------------------------------------------------------------
     99718      THEATRICAL COMPANIES                                                 SB       +
------------------------------------------------------------------------------------------------------------------------------------
     99746      TILE, STONE, MARBLE, TERRAZO, MOSAIC WORK                            B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99777      TREE PRUNING, DUSTING, SPRAYING ETC                                  B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99793      TRUCKERS                                                             B        +
------------------------------------------------------------------------------------------------------------------------------------
     99826      UPHOLSTERING NOC                                                     B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99827      UPHOLSTERING SHOP ONLY                                               B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99851      VETERINARIAN VETERINARY HOSP                                         B        +
------------------------------------------------------------------------------------------------------------------------------------
     99917      WAREHOUSE COLD STORAGE PUBLIC                                        B        +
------------------------------------------------------------------------------------------------------------------------------------
     99938      WAREHOUSES NOC                                                       B        +
------------------------------------------------------------------------------------------------------------------------------------
     99946      WATER MAIN CONNECTION CONSTRUCTION                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     99948      WATER SOFTENING EQUIPMENT INSTALLING                                 B        B       Yes
------------------------------------------------------------------------------------------------------------------------------------
     99969      WELDING, CUTTING                                                     B        SS
------------------------------------------------------------------------------------------------------------------------------------
     99952      WATERPROOFING - PRESSURE APPARATUS                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     99953      WATERPROOFING - TROWEL, EXTERIOR                                     SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     99954      WATERPROOFING - TROWEL, INTERIOR                                     SS       SS
------------------------------------------------------------------------------------------------------------------------------------
     99955      WATERPROOFING, NOC                                                   B        B
------------------------------------------------------------------------------------------------------------------------------------
     99975      WINDOW CLEANING                                                      B        +       Yes
------------------------------------------------------------------------------------------------------------------------------------
     91342      WINDOW INSTALLATION - WOOD (CARPENTRY)                               B        B
------------------------------------------------------------------------------------------------------------------------------------
     99986      WRECKING BLDG STRUCTURES NOC                                         B        +
------------------------------------------------------------------------------------------------------------------------------------
     99987      WRECKING NOT EXCEED 3 STORIES                                        B        +
------------------------------------------------------------------------------------------------------------------------------------
